QUALCOMM INCORPORATED
2006 LONG-TERM INCENTIVE PLAN
EXECUTIVE RESTRICTED STOCK UNIT GRANT NOTICE

Qualcomm Incorporated (the “Company”), pursuant to its 2006 Long-Term Incentive Plan (the “Plan”) hereby grants you the number of Restricted Stock Units set forth below, each of which is a bookkeeping entry representing the equivalent in value of one (1) share of the Company’s common stock. This Restricted Stock Unit Award is subject to all of the terms and conditions as set forth herein and the Executive Restricted Stock Unit Agreement (attached hereto) and the Plan1 which are incorporated herein in their entirety. Capitalized terms not otherwise defined in this Grant Notice or the Executive Restricted Stock Unit Agreement shall have the meaning set forth in the Plan.

Participant: «Employee»    Grant No.: «Number»

Emp #: «ID»	Number of Restricted Stock Units: «Shares_Granted»
Date of Grant: «Grant Date»

Performance Period: «Date Range»

Performance Measure: Adjusted GAAP Operating Income defined as the Company’s operating income, determined in accordance with generally accepted accounting principles in the United States (“GAAP”), but determined excluding (a) results from operations of the Qualcomm Strategic Initiative (“QSI”) segment; (b) all share-based compensation other than amounts settleable in cash; (c) the following items resulting from acquisitions completed in or after the third fiscal quarter of 2011: acquired in-process research and development expenses, recognition of the step-up of inventories to fair value, amortization of certain intangible assets and expenses related to the termination of contracts that limit the use of the acquired intellectual property; and (d) disclosed losses or expenses attributable to discontinued operations, impairments, restructurings, or actions of government or quasi-government bodies.

Performance Target: «$Amount» in Adjusted GAAP Operating Income for the Performance Period

Vesting Date

Except as otherwise provided in the Plan or the Executive Restricted Stock Unit Agreement, the Restricted Stock Units vest if and to the extent that (A) the Performance Measure equals or exceeds the Performance Target for the Performance Period, determined pursuant to written certification of the Committee as specified in Section 1.2 of the Executive Restricted Stock Unit Agreement, and (B) your Service is continuous from the Date of Grant through the applicable Vesting Date:

«Three-year graded vesting»
Shares Vested    Vesting Date
«Shares»    «1st Vesting Date»
«Shares»    «2nd Vesting Date»
«Shares»    «3rd Vesting Date»

«Five-year graded vesting»
Shares Vested    Vesting Date
«Shares»    «1st Vesting Date»
«Shares»    «2nd Vesting Date»
«Shares»    «3rd Vesting Date»
«Shares»    «4th Vesting Date»
«Shares»    «5th Vesting Date»

Payment of Vested Restricted Stock Units

Any Restricted Stock Units that vest will be paid following the Vesting Date or following such earlier date as provided in the Executive Restricted Stock Unit Agreement. «Insert for Grant Notice to «Executive»: Shares issued in payment of Restricted Stock Units that vest are subject to transfer restrictions provided in the Executive Restricted Stock Unit Agreement.»

___________________________________
1 A copy of the Plan can be obtained from the Stock Administration website, located on the Company’s internal webpage, or you may request a hard copy from the Stock Administration Department.

Additional Terms/Acknowledgments: By accepting this Restricted Stock Unit Award (in the form determined by the Company) you acknowledge receipt of and represent that you have read, understand, accept and agree to the terms and conditions of the following: this Grant Notice, the Executive Restricted Stock Unit Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.7 of the Plan). In addition, by accepting this Restricted Stock Unit Award you agree to all of its terms and conditions and further acknowledge that as of the Date of Grant, this Grant Notice, the Executive Restricted Stock Unit Agreement and the Plan set forth the entire understanding between you and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements pertaining to this particular Restricted Stock Unit Award.

Qualcomm Incorporated:

By:
Steven M. Mollenkopf
Chief Executive Officer
Dated: «RSU Grant Date»
Attachment: Executive Restricted Stock Unit Agreement

QUALCOMM INCORPORATED
2006 LONG-TERM INCENTIVE PLAN
EXECUTIVE RESTRICTED STOCK UNIT AGREEMENT
Pursuant to the Grant Notice and this Executive Restricted Stock Unit Agreement (the “Agreement”), Qualcomm Incorporated (the “Company”) has granted you a number of Restricted Stock Units with respect to the number of shares of the Company’s common stock (“Stock”) specified in the Grant Notice. You must accept or reject this Restricted Stock Unit Award in the manner specified in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Qualcomm Incorporated 2006 Long-Term Incentive Plan (the “Plan”) shall have the same definitions as in the Plan.
The details of this Restricted Stock Unit Award are as follows:
1.SERVICE AND VESTING.
1.1    SERVICE. As provided in the Plan and notwithstanding any other provision of this Agreement, the Company reserves the right, in its sole discretion, to determine when your Service has terminated, including in the event of any leave of absence or part-time Service and to suspend crediting of Service and vesting of your Restricted Stock Units in the event of any leave of absence or part-time Service. Subject to the foregoing, in the event of termination of your Service (whether or not in breach of local labor laws or later found invalid), the date of termination of your rights (if any) with respect to the Restricted Stock Units as set forth in the Plan and this Agreement will be measured from the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
1.2    VESTING. Except to the extent that your Restricted Stock Units may vest earlier as provided in Section 1.2(a) through (d), below, your Restricted Stock Units will vest if and to the extent that (A) the Performance Measure equals or exceeds the Performance Target for the Performance Period (as each capitalized term is defined in the Grant Notice), if applicable, and (B) you are in Service on the applicable Vesting Date(s) specified in the Grant Notice. Any determination that the Performance Target is achieved shall be made by written certification of the Committee no later than the last day of the third month after the end of the Performance Period. Unless and until your Restricted Stock Units vest, you will have no right to payment of any such Restricted Stock Units. In the event of the termination of your Service for any reason, whether voluntary or involuntary, all unvested Restricted Stock Units shall be immediately forfeited without consideration, except as follows:
(a)    DEATH. If your Service terminates because of your death, the vesting of your Restricted Stock Units shall be accelerated in full effective upon your death.
(b)    DISABILITY. If your Service terminates because of your Disability, the vesting of your Restricted Stock Units shall be accelerated in full effective as of the date on which your Service terminates due to your Disability.
(c)    TERMINATION WITHOUT CAUSE OR FOR GOOD REASON. If and to the extent that (i) the Performance Measure equals or exceeds the Performance Target for the Performance Period and (ii) your Service is terminated either (A) by the Participating Company Group for any reason other than due to death or Disability or for Cause (as defined below); or (B) due to your resignation for Good Reason (as defined below) from all capacities in which you are then rendering Service to the Participating Company Group within thirty (30) days following the event constituting Good Reason, the vesting of your Restricted Stock Units shall be accelerated effective as of the later of the date on which your Service terminates or the date on which the Committee determines that the Performance Measure equals or exceeds the Performance Target for the Performance Period, with respect to a number of shares of Stock (rounded up to the nearest whole share) equal to the difference between (I) the Number of Restricted Stock Units specified in the Grant Notice multiplied by a fraction, the numerator of which is equal to the number of full years that have elapsed between the Date of Grant specified in the Grant Notice and the date your Service terminates, and the denominator of which is five (5), minus (II) the number of Restricted Stock Units (if any) that have vested prior to the date on which your Service terminates.
(d)    TERMINATION AFTER CHANGE IN CONTROL. If your Service terminates as a result of Termination After Change in Control (as defined below), then the vesting of your Restricted Stock Units shall be accelerated in full effective as of the date on which your Service terminates. For this purpose, “Termination After Change in Control” shall mean either of the following events occurring within twenty-four (24) months after a Change in Control (as defined in the Plan):
(i)    termination by the Participating Company Group of your Service with the Participating Company Group for any reason other than for Cause (as defined below); or
(ii)    your resignation for Good Reason (as defined below) from all capacities in which you are then rendering Service to the Participating Company Group within a reasonable period of time following the event constituting Good Reason.
Notwithstanding any provision herein to the contrary, Termination After Change in Control shall not include any termination of your Service with the Participating Company Group which (A) is for Cause; (B) is a result of your death or Disability; (C) is a result of your voluntary termination of Service other than for Good Reason; or (D) occurs prior to the effectiveness of a Change in Control.
For purposes of this Agreement:
“Cause” shall mean any of the following: (i) your theft, dishonesty, or falsification of any Participating Company documents or records; (ii) your improper use or disclosure of a Participating Company’s confidential or proprietary information; (iii) any action by you which has a detrimental effect on a Participating Company’s reputation or business; (iv) your failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by you of any employment or service agreement between you and a Participating Company, which breach is not cured pursuant to the terms of such agreement; (vi) your conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs your ability to perform your duties with a Participating Company; or (vii) violation of a material Company policy.
“Good Reason” shall mean any one or more of the following:
(i)without your express written consent, the assignment to you of any duties, or any limitation of your responsibilities, substantially inconsistent with your positions, duties, responsibilities and status with the Participating Company Group effective as of the close of business on the Date of Grant;
(ii)without your express written consent, the relocation of the principal place of your employment or service to a location that is more than fifty (50) miles from your principal place of employment or service effective as of the close of business on the Date of Grant, or the imposition of travel requirements substantially more demanding of you than such travel requirements existing effective as of the close of business on the Date of Grant;
(iii)any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, (A) your base salary effective as of the close of business on the Date of Grant (unless reductions comparable in amount and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to yours), or (B) your bonus compensation, if any, effective as of the close of business on the Date of Grant (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by you);
(iv)any failure by the Participating Company Group to (A) continue to provide you with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by you, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group’s life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which you were participating effective as of the close of business on the Date of Grant, or their equivalent, or (B) provide you with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by you;
(v)any breach by the Participating Company Group of any material agreement between you and a Participating Company concerning your employment; or
(vi)any failure by the Company to obtain the assumption of any material agreement between you and the Company concerning your employment by a successor or assign of the Company.
2.    PAYMENT OF YOUR RESTRICTED STOCK UNITS.
2.1    TIMING OF PAYMENT. Subject to the other terms of the Plan and this Agreement, any Restricted Stock Units that vest and become nonforfeitable in accordance with Section 1.2 will be paid to you no later than 30 days after the date on which such Restricted Stock Units vest as provided in Section 1.2.
2.2    FORM OF PAYMENT. Your vested Restricted Stock Units shall be paid in whole shares of Stock except as provided in Section 5 below regarding fractional shares attributable to Dividend Equivalents.
3.    TAX WITHHOLDING. Regardless of any action the Company or the Participating Company that employs you (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Unit Award, including, but not limited to, the grant, vesting or payment of the Restricted Stock Unit Award, the issuance of shares of Stock upon payment of the Restricted Stock Unit Award, the subsequent sale of shares of Stock acquired pursuant to such issuance and the receipt of any dividends and/or any Dividend Equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Unit Award to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable event, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant tax withholding event, you will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following methods, as selected by the Company in its sole discretion: (a) withholding from your wages or any other cash compensation payable to you by the Company and/or the Employer; (b) withholding from proceeds of the sale of shares of Stock acquired upon payment of the Restricted Stock Unit Award, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf and pursuant to your authorization by your acceptance of this Restricted Stock Unit Award); (c) withholding in shares of Stock to be issued upon payment of the Restricted Stock Unit Award; or (d) any other method allowed by the Plan and applicable law. Notwithstanding the foregoing, if you are subject to the short-swing profit rules of Section 16(b) of the Exchange Act, the Company will withhold in shares of Stock upon the relevant tax withholding event, unless the use of such withholding method is prevented by applicable law or has materially adverse accounting or tax consequences, in which case, the Tax-Related Items withholding obligation may be satisfied by one or a combination of methods (a), (b) and (d) above. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock as described in subsection (c) herein, for tax purposes, you are deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Unit Award, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of your participation in the Plan. The Fair Market Value of any share of Stock withheld pursuant to this Section 3 shall be equal to the closing price of a share of Stock as quoted on any national or regional securities exchange or market system constituting the primary market for the Stock on the day on which tax withholding is required (or, if there is no closing price on that day, the last trading day prior to that day) or, if the Stock is not listed on a national or regional securities exchange or market system, the value of a share of Stock as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.
Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company shall not be required to issue or deliver the shares of Stock or the proceeds of the sale of shares of Stock if you fail to comply with your obligations in connection with the Tax-Related Items.
4.    TAX ADVICE. You acknowledge that you may be subject to U.S. federal, state, local and/or non-U.S. income tax and social insurance obligations arising from this Restricted Stock Unit Award. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax or social insurance consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX AND SOCIAL INSURANCE LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX AND SOCIAL INSURANCE TREATMENT OF ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
5.    DIVIDEND EQUIVALENTS. If the Board declares a cash dividend on the Company’s Stock, you will be entitled to Dividend Equivalents on the dividend payment date established by the Company equal to the cash dividends payable on the same number of shares of Stock as the number of unvested Restricted Stock Units subject to this Restricted Stock Unit Award on the dividend record date established by the Company. Any such Dividend Equivalents will be in the form of additional Restricted Stock Units, will be subject to the same terms and vesting dates as the underlying Restricted Stock Units, and will be paid at the same time and in the same manner as the underlying Restricted Stock Units originally subject to this Restricted Stock Unit Award, except that any fractional shares attributable to Dividend Equivalents will be paid in cash within thirty (30) days following the date of payment of the underlying Restricted Stock Unit based on the Fair Market Value on the date of payment of the underlying Restricted Stock Unit (where Fair Market Value shall be as specified in Section 3, above, unless you are resident in a country requiring the use of a specific share valuation methodology for tax purposes, in which case Fair Market Value shall mean the value of a share of Stock calculated in accordance with such methodology). The number of additional Restricted Stock Units credited as Dividend Equivalents on the dividend payment date will be determined by dividing (1) the product of (a) the number of your unvested Restricted Stock Units as of the corresponding dividend record date (including any unvested Restricted Stock Units previously credited as a result of prior payments of Dividend Equivalents) and (b) the per-share cash dividend paid on the dividend payment date, by (2) the per-share Fair Market Value (as specified in Section 3 above) of Stock on the dividend payment date.
6.    SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, no shares of Stock will be issued to you upon vesting or payment of this Restricted Stock Unit Award unless the Stock is then registered under the U.S. Securities Act or, if such Stock is not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the U.S. Securities Act. By accepting this Restricted Stock Unit Award, you agree not to sell any of the shares of Stock received under this Restricted Stock Unit Award at a time when applicable laws or Company policies prohibit a sale.
7.    TRANSFERABILITY.
7.1    LIMIT ON TRANSFER OF RESTRICTED STOCK UNITS. Prior to the issuance of shares of Stock in payment of all Restricted Stock Units, your Restricted Stock Units shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary, except (a) transfer by will or by the laws of descent and distribution or (b) transfer by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death, provided however, that, if you are employed outside the United States, you are not permitted to designate a beneficiary under this Agreement. All rights with respect to your Restricted Stock Units shall be exercisable during your lifetime only by you or your guardian or legal representative. Prior to actual payment of any Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
7.2    LIMIT ON TRANSFER OF STOCK. Upon issuance of shares of Stock in payment of Restricted Stock Units that vest under Section 1.2, except as allowed under Section 7.3, the number of shares equal to the After-Tax Shares (as defined below) shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary prior to the end of the period (the “Restriction Period”) that ends on the earliest of (a) the one-year anniversary of the date you reach Normal Retirement Age, (b) the date on which your Service terminates because of your death or Disability, (c) the date your Service is terminated either (i) by the Participating Company Group for any reason other than due to death or Disability or for Cause, or (ii) due to your resignation for Good Reason from all capacities in which you are then rendering Service to the Participating Company Group within thirty (30) days following the event constituting Good Reason. For purposes of this Section 7, “After-Tax Shares” means fifty percent (50%) of the number of whole shares of Stock (rounded up to the nearest whole share) issued in payment of Restricted Stock Units that vest under Section 1.2, which represents an estimate of the number of shares of Stock you are expected to retain if a portion of such shares of Stock is used to satisfy all applicable federal, state, and local income and employment (including Social Security and Medicare) taxes calculated at the highest marginal or other applicable rate.
7.3    CERTAIN PERMITTED TRANSFERS OF AFTER-TAX SHARES. Notwithstanding the limits in Section 7.2, following delivery of written notice to the Company, in a form acceptable to the Company, you may transfer the After-Tax Shares, prior to the expiration of the Restriction Period, by (a) gift or other transfer to your spouse, former spouse, children, stepchildren, grandchildren, great-grandchildren, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, persons having one of the foregoing types of relationship with you due to adoption, any person sharing your household (other than a tenant or employee), a foundation in which these persons or you control the management of assets, or any other entity in which these persons (or you) own more than fifty percent (50%) of the voting interests or hold more than fifty percent (50%) of the beneficial interest in the case of a trust; or (b) gift to a charitable organization that is exempt from income tax under Section 501(c)(3) of the Code. Any person or entity to whom a transfer is made under this Section 7.3 shall be subject to the restrictions of Section 7.2 during the Restriction Period, and shall not be permitted to make any subsequent transfer (including, for purposes of clarity, any transfer allowed by this Section 7.3), except by will or the laws of descent and distribution, during the Restriction Period.
8.    RESTRICTED STOCK UNIT AWARD NOT A SERVICE CONTRACT. This Restricted Stock Unit Award is not an employment or service contract and nothing in this Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the Service of a Participating Company, or of a Participating Company to continue your Service with the Participating Company. In addition, nothing in this Restricted Stock Unit Award shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as an Employee or otherwise.
9.    RESTRICTIVE LEGEND. Stock issued pursuant to the vesting and/or payment of your Restricted Stock Units may be subject to such restrictions upon the sale, pledge or other transfer of the Stock as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.
10.    REPRESENTATIONS, WARRANTIES, COVENANTS, AND ACKNOWLEDGMENTS. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the shares of Stock issued pursuant to your Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
11.    VOTING AND OTHER RIGHTS. You shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until shares of Stock are issued upon payment of your Restricted Stock Units.

12.    CODE SECTION 409A. For U.S. taxpayers, it is the intent that the payment of Restricted Stock Units as set forth in this Agreement shall qualify for exemption from or comply with the requirements of Section 409A of the Code, and any ambiguities herein will be interpreted to so qualify or comply. Notwithstanding the foregoing, if it is determined that the Restricted Stock Units fail to satisfy the requirements of the “short-term deferral” exemption and are otherwise deferred compensation subject to Section 409A of the Code, and if you are a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares of Stock that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, but only if such delay in the issuance of the shares is necessary to avoid the imposition of additional taxation on you in respect of the shares under Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payments provided for under this Agreement are made in a manner that qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the payments of Restricted Stock Units provided for under this Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the payments of Restricted Stock Units provided for under this Agreement. The Company will have no liability to you or any other party if the Restricted Stock Unit Award, the delivery of shares of Stock upon payment of the Restricted Stock Unit Award or other payment hereunder that is intended to be exempt from, or compliant with, Code Section 409A, is not so exempt or compliant or for any action taken by the Company with respect thereto.
13.    NOTICES. Any notices provided for in this Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
14.    DATA PRIVACY. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement, the Grant Notice and any other Restricted Stock Unit Award grant materials by and among, as necessary and applicable, the Participating Companies, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company and/or the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, and any shares of stock or directorships held in the Company, and details of your Restricted Stock Units or any other entitlement to shares of Stock, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”).
You understand that Data will be transferred to E*TRADE Financial (“E*TRADE”) or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. If you are employed outside the United States, you understand that you may request a list with the names and addresses of any potential recipients of Data by contacting the Company’s Stock Administration department. You authorize the Company, E*TRADE and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. If you are employed outside the United States, you understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Stock Administration department. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact the Stock Administration department at Qualcomm Incorporated, 5775 Morehouse Drive, San Diego, CA 92121.
15.    NATURE OF GRANT. In accepting this Restricted Stock Unit Award, you acknowledge and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, (subject to any limitations set forth in the Plan);
(b)    the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units or other Awards have been awarded repeatedly in the past;
(c)    all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;
(d)    your participation in the Plan is voluntary;
(e)    the Restricted Stock Unit Award and the shares of Stock subject to the Restricted Stock Unit Award are not intended to replace any pension rights or compensation;
(f)    the Restricted Stock Unit Award and the shares of Stock subject to the Restricted Stock Unit Award are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Participating Company;
(g)    the award of the Restricted Stock Units and your participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Participating Company;
(h)    the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;
(i)    no claim or entitlement to compensation or damages shall arise from forfeiture of your Restricted Stock Units resulting from termination of your Service (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and in consideration of the grant of your Restricted Stock Units to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company, waive your ability, if any, to bring any such claim, and release the Company from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;
(j)    the Restricted Stock Unit Award and the benefits evidenced by this Agreement do not create any entitlement, not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Restricted Stock Unit Award or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Company’s Stock;
(k)    the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Stock; you are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan; and
(l)    if you are employed or providing services outside the United States, (i) the Restricted Stock Unit Award and the shares of Stock subject to the Restricted Stock Unit Award are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which are outside the scope of your employment or service contract, if any; and (ii) neither the Company, the Employer nor any Participating Company is liable for any foreign exchange fluctuation between your local currency and the United States Dollar that may affect the value of this Restricted Stock Unit Award.
16.    APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California, U.S.A., as if the Agreement were between California residents and as if it were entered into and to be performed entirely within the State of California.
17.    IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on your participation in the Plan, on your Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.    ARBITRATION. Any dispute or claim concerning any Restricted Stock Units granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting this Restricted Stock Unit Award, you and the Company waive your respective rights to have any such disputes or claims tried by a judge or jury.
19.    AMENDMENT. This Restricted Stock Unit Award may be amended as provided in the Plan at any time, provided no such amendment may adversely affect this Restricted Stock Unit Award without your consent unless such amendment is necessary to comply with any applicable law or government regulation, or is contemplated in Section 12 hereof. No amendment or addition to this Agreement shall be effective unless in writing or in such electronic form as may be designated by the Company.
20.    GOVERNING PLAN DOCUMENT. This Restricted Stock Unit Award is subject to this Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.
21.    LANGUAGE. If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.    SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.
23.    DESCRIPTION OF ELECTRONIC DELIVERY. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to you electronically. In addition, if permitted by the Company, you may electronically accept and acknowledge the Grant Notice and/or this Agreement and/or deliver such documents to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic acknowledgement, acceptance and/or delivery may include but do not necessarily include use of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via electronic mail (“e-mail”) or such other means specified by the Company. You hereby consent to receive the above-listed documents by electronic delivery and, if permitted by the Company, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, as set forth herein.

24.    WAIVER. The waiver by the Company with respect to your (or any other Participant’s) compliance of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach of such party of a provision of this Agreement.
25.    REPAYMENT/FORFEITURE. Any benefits you may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with (a) any applicable listing standards of a national securities exchange adopted in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the U.S. Securities and Exchange Commission adopted thereunder, (b) similar rules under the laws of any other jurisdiction and (c) any policies adopted by the Company to implement such requirements, all to the extent determined by the Company in its discretion to be applicable to you.

QUALCOMM INCORPORATED
2006 LONG-TERM INCENTIVE PLAN
EXECUTIVE RESTRICTED STOCK UNIT AGREEMENT
Pursuant to the Grant Notice and this Executive Restricted Stock Unit Agreement (the “Agreement”), Qualcomm Incorporated (the “Company”) has granted you a number of Restricted Stock Units with respect to the number of shares of the Company’s common stock (“Stock”) specified in the Grant Notice. You must accept or reject this Restricted Stock Unit Award in the manner specified in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Qualcomm Incorporated 2006 Long-Term Incentive Plan (the “Plan”) shall have the same definitions as in the Plan.
The details of this Restricted Stock Unit Award are as follows:
1.    SERVICE AND VESTING.
1.1    SERVICE. As provided in the Plan and notwithstanding any other provision of this Agreement, the Company reserves the right, in its sole discretion, to determine when your Service has terminated, including in the event of any leave of absence or part-time Service and to suspend crediting of Service and vesting of your Restricted Stock Units in the event of any leave of absence or part-time Service. Subject to the foregoing, in the event of termination of your Service (whether or not in breach of local labor laws or later found invalid), the date of termination of your rights (if any) with respect to the Restricted Stock Units as set forth in the Plan and this Agreement will be measured from the date that you are no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
1.2    VESTING. Except to the extent that your Restricted Stock Units may vest earlier as provided in Section 1.2(a) through (d), below, your Restricted Stock Units will vest if and to the extent that (A) the Performance Measure equals or exceeds the Performance Target for the Performance Period (as each capitalized term is defined in the Grant Notice), if applicable, and (B) you are in Service on the applicable Vesting Date(s) specified in the Grant Notice. Any determination that the Performance Target is achieved shall be made by written certification of the Committee no later than the last day of the third month after the end of the Performance Period. Unless and until your Restricted Stock Units vest, you will have no right to payment of any such Restricted Stock Units. In the event of the termination of your Service for any reason, whether voluntary or involuntary, all unvested Restricted Stock Units shall be immediately forfeited without consideration, except as follows:
(a)    DEATH. If your Service terminates because of your death, the vesting of your Restricted Stock Units shall be accelerated in full effective upon your death.
(b)    DISABILITY. If your Service terminates because of your Disability, the vesting of your Restricted Stock Units shall be accelerated in full effective as of the date on which your Service terminates due to your Disability.
(c)    TERMINATION WITHOUT CAUSE OR FOR GOOD REASON. If and to the extent that (i) the Performance Measure equals or exceeds the Performance Target for the Performance Period and (ii) your Service is terminated either (A) by the Participating Company Group for any reason other than due to death or Disability or for Cause (as defined below); or (B) due to your resignation for Good Reason (as defined below) from all capacities in which you are then rendering Service to the Participating Company Group within thirty (30) days following the event constituting Good Reason, the vesting of your Restricted Stock Units shall be accelerated effective as of the later of the date on which your Service terminates or the date on which the Committee determines that the Performance Measure equals or exceeds the Performance Target for the Performance Period, with respect to a number of shares of Stock (rounded up to the nearest whole share) equal to the difference between (I) the Number of Restricted Stock Units specified in the Grant Notice multiplied by a fraction, the numerator of which is equal to the number of full years that have elapsed between the Date of Grant specified in the Grant Notice and the date your Service terminates, and the denominator of which is five (5), minus (II) the number of Restricted Stock Units (if any) that have vested prior to the date on which your Service terminates.
(d)    TERMINATION AFTER CHANGE IN CONTROL. If your Service terminates as a result of Termination After Change in Control (as defined below), then the vesting of your Restricted Stock Units shall be accelerated in full effective as of the date on which your Service terminates. For this purpose, “Termination After Change in Control” shall mean either of the following events occurring within twenty-four (24) months after a Change in Control (as defined in the Plan):
(i)    termination by the Participating Company Group of your Service with the Participating Company Group for any reason other than for Cause (as defined below); or
(ii)    your resignation for Good Reason (as defined below) from all capacities in which you are then rendering Service to the Participating Company Group within a reasonable period of time following the event constituting Good Reason.
Notwithstanding any provision herein to the contrary, Termination After Change in Control shall not include any termination of your Service with the Participating Company Group which (A) is for Cause; (B) is a result of your death or Disability; (C) is a result of your voluntary termination of Service other than for Good Reason; or (D) occurs prior to the effectiveness of a Change in Control.
For purposes of this Agreement:
“Cause” shall mean any of the following: (i) your theft, dishonesty, or falsification of any Participating Company documents or records; (ii) your improper use or disclosure of a Participating Company’s confidential or proprietary information; (iii) any action by you which has a detrimental effect on a Participating Company’s reputation or business; (iv) your failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by you of any employment or service agreement between you and a Participating Company, which breach is not cured pursuant to the terms of such agreement; (vi) your conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs your ability to perform your duties with a Participating Company; or (vii) violation of a material Company policy.
“Good Reason” shall mean any one or more of the following:
(vii)without your express written consent, the assignment to you of any duties, or any limitation of your responsibilities, substantially inconsistent with your positions, duties, responsibilities and status with the Participating Company Group effective as of the close of business on the Date of Grant;
(viii)without your express written consent, the relocation of the principal place of your employment or service to a location that is more than fifty (50) miles from your principal place of employment or service effective as of the close of business on the Date of Grant, or the imposition of travel requirements substantially more demanding of you than such travel requirements existing effective as of the close of business on the Date of Grant;
(ix)any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, (A) your base salary effective as of the close of business on the Date of Grant (unless reductions comparable in amount and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to yours), or (B) your bonus compensation, if any, effective as of the close of business on the Date of Grant (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by you);
(x)any failure by the Participating Company Group to (A) continue to provide you with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by you, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group’s life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which you were participating effective as of the close of business on the Date of Grant, or their equivalent, or (B) provide you with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by you;
(xi)any breach by the Participating Company Group of any material agreement between you and a Participating Company concerning your employment; or
(xii)any failure by the Company to obtain the assumption of any material agreement between you and the Company concerning your employment by a successor or assign of the Company.
2.    PAYMENT OF YOUR RESTRICTED STOCK UNITS.
2.1    TIMING OF PAYMENT. Subject to the other terms of the Plan and this Agreement, any Restricted Stock Units that vest and become nonforfeitable in accordance with Section 1.2 will be paid to you no later than 30 days after the date on which such Restricted Stock Units vest as provided in Section 1.2.
2.2    FORM OF PAYMENT. Your vested Restricted Stock Units shall be paid in whole shares of Stock except as provided in Section 5 below regarding fractional shares attributable to Dividend Equivalents.
3.    TAX WITHHOLDING. Regardless of any action the Company or the Participating Company that employs you (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Unit Award, including, but not limited to, the grant, vesting or payment of the Restricted Stock Unit Award, the issuance of shares of Stock upon payment of the Restricted Stock Unit Award, the subsequent sale of shares of Stock acquired pursuant to such issuance and the receipt of any dividends and/or any Dividend Equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Unit Award to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable event, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant tax withholding event, you will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following methods, as selected by the Company in its sole discretion: (a) withholding from your wages or any other cash compensation payable to you by the Company and/or the Employer; (b) withholding from proceeds of the sale of shares of Stock acquired upon payment of the Restricted Stock Unit Award, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf and pursuant to your authorization by your acceptance of this Restricted Stock Unit Award); (c) withholding in shares of Stock to be issued upon payment of the Restricted Stock Unit Award; or (d) any other method allowed by the Plan and applicable law. Notwithstanding the foregoing, if you are subject to the short-swing profit rules of Section 16(b) of the Exchange Act, the Company will withhold in shares of Stock upon the relevant tax withholding event, unless the use of such withholding method is prevented by applicable law or has materially adverse accounting or tax consequences, in which case, the Tax-Related Items withholding obligation may be satisfied by one or a combination of methods (a), (b) and (d) above. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock as described in subsection (c) herein, for tax purposes, you are deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Unit Award, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of your participation in the Plan. The Fair Market Value of any share of Stock withheld pursuant to this Section 3 shall be equal to the closing price of a share of Stock as quoted on any national or regional securities exchange or market system constituting the primary market for the Stock on the day on which tax withholding is required (or, if there is no closing price on that day, the last trading day prior to that day) or, if the Stock is not listed on a national or regional securities exchange or market system, the value of a share of Stock as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.
Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company shall not be required to issue or deliver the shares of Stock or the proceeds of the sale of shares of Stock if you fail to comply with your obligations in connection with the Tax-Related Items.
4.    TAX ADVICE. You acknowledge that you may be subject to U.S. federal, state, local and/or non-U.S. income tax and social insurance obligations arising from this Restricted Stock Unit Award. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax or social insurance consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX AND SOCIAL INSURANCE LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX AND SOCIAL INSURANCE TREATMENT OF ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
5.    DIVIDEND EQUIVALENTS. If the Board declares a cash dividend on the Company’s Stock, you will be entitled to Dividend Equivalents on the dividend payment date established by the Company equal to the cash dividends payable on the same number of shares of Stock as the number of unvested Restricted Stock Units subject to this Restricted Stock Unit Award on the dividend record date established by the Company. Any such Dividend Equivalents will be in the form of additional Restricted Stock Units, will be subject to the same terms and vesting dates as the underlying Restricted Stock Units, and will be paid at the same time and in the same manner as the underlying Restricted Stock Units originally subject to this Restricted Stock Unit Award, except that any fractional shares attributable to Dividend Equivalents will be paid in cash within thirty (30) days following the date of payment of the underlying Restricted Stock Unit based on the Fair Market Value on the date of payment of the underlying Restricted Stock Unit (where Fair Market Value shall be as specified in Section 3, above, unless you are resident in a country requiring the use of a specific share valuation methodology for tax purposes, in which case Fair Market Value shall mean the value of a share of Stock calculated in accordance with such methodology). The number of additional Restricted Stock Units credited as Dividend Equivalents on the dividend payment date will be determined by dividing (1) the product of (a) the number of your unvested Restricted Stock Units as of the corresponding dividend record date (including any unvested Restricted Stock Units previously credited as a result of prior payments of Dividend Equivalents) and (b) the per-share cash dividend paid on the dividend payment date, by (2) the per-share Fair Market Value (as specified in Section 3 above) of Stock on the dividend payment date.
6.    SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, no shares of Stock will be issued to you upon vesting or payment of this Restricted Stock Unit Award unless the Stock is then registered under the U.S. Securities Act or, if such Stock is not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the U.S. Securities Act. By accepting this Restricted Stock Unit Award, you agree not to sell any of the shares of Stock received under this Restricted Stock Unit Award at a time when applicable laws or Company policies prohibit a sale.
7.    TRANSFERABILITY.
7.1    LIMIT ON TRANSFER OF RESTRICTED STOCK UNITS. Prior to the issuance of shares of Stock in payment of all Restricted Stock Units, your Restricted Stock Units shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary, except (a) transfer by will or by the laws of descent and distribution or (b) transfer by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death, provided however, that, if you are employed outside the United States, you are not permitted to designate a beneficiary under this Agreement. All rights with respect to your Restricted Stock Units shall be exercisable during your lifetime only by you or your guardian or legal representative. Prior to actual payment of any Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
7.2    LIMIT ON TRANSFER OF STOCK. Upon issuance of shares of Stock in payment of Restricted Stock Units that vest under Section 1.2, except as allowed under Section 7.3, the number of shares equal to the After-Tax Shares (as defined below) shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary prior to the end of the period (the “Restriction Period”) that ends on the earliest of (a) the one-year anniversary of the date you reach Normal Retirement Age, (b) the date on which your Service terminates because of your death or Disability, (c) the date your Service is terminated either (i) by the Participating Company Group for any reason other than due to death or Disability or for Cause, or (ii) due to your resignation for Good Reason from all capacities in which you are then rendering Service to the Participating Company Group within thirty (30) days following the event constituting Good Reason. For purposes of this Section 7, “After-Tax Shares” means fifty percent (50%) of the number of whole shares of Stock (rounded up to the nearest whole share) issued in payment of Restricted Stock Units that vest under Section 1.2, which represents an estimate of the number of shares of Stock you are expected to retain if a portion of such shares of Stock is used to satisfy all applicable federal, state, and local income and employment (including Social Security and Medicare) taxes calculated at the highest marginal or other applicable rate.
7.3    CERTAIN PERMITTED TRANSFERS OF AFTER-TAX SHARES. Notwithstanding the limits in Section 7.2, following delivery of written notice to the Company, in a form acceptable to the Company, you may transfer the After-Tax Shares, prior to the expiration of the Restriction Period, by (a) gift or other transfer to your spouse, former spouse, children, stepchildren, grandchildren, great-grandchildren, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, persons having one of the foregoing types of relationship with you due to adoption, any person sharing your household (other than a tenant or employee), a foundation in which these persons or you control the management of assets, or any other entity in which these persons (or you) own more than fifty percent (50%) of the voting interests or hold more than fifty percent (50%) of the beneficial interest in the case of a trust; or (b) gift to a charitable organization that is exempt from income tax under Section 501(c)(3) of the Code. Any person or entity to whom a transfer is made under this Section 7.3 shall be subject to the restrictions of Section 7.2 during the Restriction Period, and shall not be permitted to make any subsequent transfer (including, for purposes of clarity, any transfer allowed by this Section 7.3), except by will or the laws of descent and distribution, during the Restriction Period.
8.    RESTRICTED STOCK UNIT AWARD NOT A SERVICE CONTRACT. This Restricted Stock Unit Award is not an employment or service contract and nothing in this Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the Service of a Participating Company, or of a Participating Company to continue your Service with the Participating Company. In addition, nothing in this Restricted Stock Unit Award shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as an Employee or otherwise.
9.    RESTRICTIVE LEGEND. Stock issued pursuant to the vesting and/or payment of your Restricted Stock Units may be subject to such restrictions upon the sale, pledge or other transfer of the Stock as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.
10.    REPRESENTATIONS, WARRANTIES, COVENANTS, AND ACKNOWLEDGMENTS. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the shares of Stock issued pursuant to your Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
11.    VOTING AND OTHER RIGHTS. You shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until shares of Stock are issued upon payment of your Restricted Stock Units.

12.    CODE SECTION 409A. For U.S. taxpayers, it is the intent that the payment of Restricted Stock Units as set forth in this Agreement shall qualify for exemption from or comply with the requirements of Section 409A of the Code, and any ambiguities herein will be interpreted to so qualify or comply. Notwithstanding the foregoing, if it is determined that the Restricted Stock Units fail to satisfy the requirements of the “short-term deferral” exemption and are otherwise deferred compensation subject to Section 409A of the Code, and if you are a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares of Stock that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, but only if such delay in the issuance of the shares is necessary to avoid the imposition of additional taxation on you in respect of the shares under Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payments provided for under this Agreement are made in a manner that qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the payments of Restricted Stock Units provided for under this Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the payments of Restricted Stock Units provided for under this Agreement. The Company will have no liability to you or any other party if the Restricted Stock Unit Award, the delivery of shares of Stock upon payment of the Restricted Stock Unit Award or other payment hereunder that is intended to be exempt from, or compliant with, Code Section 409A, is not so exempt or compliant or for any action taken by the Company with respect thereto.
13.    NOTICES. Any notices provided for in this Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
14.    DATA PRIVACY. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement, the Grant Notice and any other Restricted Stock Unit Award grant materials by and among, as necessary and applicable, the Participating Companies, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company and/or the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, and any shares of stock or directorships held in the Company, and details of your Restricted Stock Units or any other entitlement to shares of Stock, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”).
You understand that Data will be transferred to E*TRADE Financial (“E*TRADE”) or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. If you are employed outside the United States, you understand that you may request a list with the names and addresses of any potential recipients of Data by contacting the Company’s Stock Administration department. You authorize the Company, E*TRADE and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. If you are employed outside the United States, you understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Stock Administration department. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan.

For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact the Stock Administration department at Qualcomm Incorporated, 5775 Morehouse Drive, San Diego, CA 92121.
15.    NATURE OF GRANT. In accepting this Restricted Stock Unit Award, you acknowledge and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, (subject to any limitations set forth in the Plan);
(b)    the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units or other Awards have been awarded repeatedly in the past;
(c)    all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;
(d)    your participation in the Plan is voluntary;
(e)    the Restricted Stock Unit Award and the shares of Stock subject to the Restricted Stock Unit Award are not intended to replace any pension rights or compensation;
(f)    the Restricted Stock Unit Award and the shares of Stock subject to the Restricted Stock Unit Award are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Participating Company;
(g)    the award of the Restricted Stock Units and your participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Participating Company;
(h)    the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;
(i)    no claim or entitlement to compensation or damages shall arise from forfeiture of your Restricted Stock Units resulting from termination of your Service (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and in consideration of the grant of your Restricted Stock Units to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company, waive your ability, if any, to bring any such claim, and release the Company from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;
(j)    the Restricted Stock Unit Award and the benefits evidenced by this Agreement do not create any entitlement, not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Restricted Stock Unit Award or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Company’s Stock;
(k)    the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Stock; you are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan; and
(l)    if you are employed or providing services outside the United States, (i) the Restricted Stock Unit Award and the shares of Stock subject to the Restricted Stock Unit Award are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which are outside the scope of your employment or service contract, if any; and (ii) neither the Company, the Employer nor any Participating Company is liable for any foreign exchange fluctuation between your local currency and the United States Dollar that may affect the value of this Restricted Stock Unit Award.
16.    APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California, U.S.A., as if the Agreement were between California residents and as if it were entered into and to be performed entirely within the State of California.
17.    IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on your participation in the Plan, on your Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.    ARBITRATION. Any dispute or claim concerning any Restricted Stock Units granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting this Restricted Stock Unit Award, you and the Company waive your respective rights to have any such disputes or claims tried by a judge or jury.
19.    AMENDMENT. This Restricted Stock Unit Award may be amended as provided in the Plan at any time, provided no such amendment may adversely affect this Restricted Stock Unit Award without your consent unless such amendment is necessary to comply with any applicable law or government regulation, or is contemplated in Section 12 hereof. No amendment or addition to this Agreement shall be effective unless in writing or in such electronic form as may be designated by the Company.
20.    GOVERNING PLAN DOCUMENT. This Restricted Stock Unit Award is subject to this Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.
21.    LANGUAGE. If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.    SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.
23.    DESCRIPTION OF ELECTRONIC DELIVERY. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to you electronically. In addition, if permitted by the Company, you may electronically accept and acknowledge the Grant Notice and/or this Agreement and/or deliver such documents to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic acknowledgement, acceptance and/or delivery may include but do not necessarily include use of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via electronic mail (“e-mail”) or such other means specified by the Company. You hereby consent to receive the above-listed documents by electronic delivery and, if permitted by the Company, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, as set forth herein.

24.    WAIVER. The waiver by the Company with respect to your (or any other Participant’s) compliance of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach of such party of a provision of this Agreement.
25.    REPAYMENT/FORFEITURE. Any benefits you may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with (a) any applicable listing standards of a national securities exchange adopted in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the U.S. Securities and Exchange Commission adopted thereunder, (b) similar rules under the laws of any other jurisdiction and (c) any policies adopted by the Company to implement such requirements, all to the extent determined by the Company in its discretion to be applicable to you.